AMENDMENT AGREEMENT TO LOAN AGREEMENT

THIS AMENDMENT AGREEMENT is dated as of the 16th day of November, 2006 (the “Effective Date”)

BETWEEN:

VITAVEA INC., of
#204, 1323 Lincoln Street,
Bellingham, WA 98229

(hereinafter called the "Borrower")

OF THE FIRST PART

AND:

BLACK POINTE HOLDINGS INC., of Richmond House,
PO Box 127, Providenciales, Turks and Caicos Islands, BWI

(hereinafter called the "Lender")

OF THE SECOND PART

WHEREAS:

A.      The Borrower and the Lender entered into a Loan Agreement dated as of the 16th day of May, 2006 (the “Loan Agreement”) whereby the Lender agreed to loan $75,000 (U.S.) to the Borrower to be repaid on or before November 16, 2006, with interest payable thereon at a rate of 8% per annum (the “Loan”).

B.      The Lender has agreed to extend the term of the Loan to November 16, 2007 on the terms and conditions set out herein.

NOW, THEREFORE, in consideration of the covenants and agreements set out herein and the sum of $10.00 paid by the Borrower to the Lender, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	Definitions. Except as otherwise set out herein, capitalized terms used in this Amendment Agreement shall have the same meaning as specified in the Loan Agreement.

2.	Amendment. The Loan Agreement is hereby amended as follows:

(i)	Subsection 1.1(e) is replaced in its entirety with the following:

“(e)      ‘Maturity’ means November 16, 2007; and”

(ii)	Section 2.1 of the Loan Agreement is replaced in its entirety with the following:

“2.1      Loan and Repayment. The Lender hereby agrees to lend to the Borrower the Principal Sum of $75,000 (U.S.). The Loan shall be made in United States currency and shall be repaid by the Borrower on or before November 16, 2007.”

(iii)	The address of the Borrower set forth in section 7.1 of the Loan Agreement is replaced in its entirety with the following:

The Borrower:	#204, 1323 Lincoln Street,
Bellingham, WA 98229

(iv) The Promissory Note evidencing the Loan Agreement is hereby replaced in its entirety with the Promissory Note attached hereto as Schedule “A” to this Amendment Agreement.

3.	No Other Modification. The parties confirm that the terms, covenants and conditions of the Loan Agreement remain unchanged and in full force and effect, except as modified by this Amendment Agreement.

4.

Counterparts. This Amendment Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

5.

Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

6.	Entire Agreement. This Amendment Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject hereof.

7.

Independent Legal Advice. This Amendment Agreement has been prepared by O’Neill Law Group PLLC acting solely on behalf of the Borrower and the Lender acknowledges that it has been advised to obtain independent legal advice.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment Agreement as of the date first written above.

THE BORROWER:

VITAVEA INC.
by its authorized signatory:

/s/ John Boschert
________________________________
John Boschert
Chief Financial Officer, Treasurer and Secretary

THE LENDER:

BLACK POINTE HOLDINGS INC.
by its authorized signatory:

/s/ Richard W. Donaldson
________________________________
Richard W. Donaldson

Schedule “A”

PROMISSORY NOTE

PROMISSORY NOTE

EXECUTED BY:	VITAVEA INC.
(the "Borrower")

IN FAVOUR OF:	Black Pointe Holdings Inc.
(the "Lender")

PRINCIPAL AMOUNT:	$75,000 (U.S.)

DATE OF EXECUTION:	November 16, 2006

FOR VALUE RECEIVED the Borrower hereby promises to pay to or to the order of the Lender on November 16, 2007, the principal sum of $75,000 (U.S.), together with interest thereon at the rate of 8% per annum, calculated and compounded annually, both before and after maturity from the date hereof.

The Borrower waives presentment, demand, notice, protest and notice of dishonour and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Promissory Note.

The Borrower agrees this Promissory Note may be negotiated, assigned, discounted, or pledged by the Lender and in every case payment will be made to the holder of this Promissory Note instead of the Lender upon notice being given by the holder to the undersigned, and no holder of this Promissory Note will be affected by the state of accounts between the undersigned and the Lender or by any equities existing between the undersigned and the Lender and will be deemed to be a holder in due course and for the value of the Promissory Note held by him.

DATED effective this 16th day of November, 2006.

VITAVEA INC.
by its authorized signatory:

________________________________
John Boschert
Chief Financial Officer, Treasurer and Secretary